		Summary Prospectus	February 28, 2026
First Sentier American Listed Infrastructure Fund
Class / Ticker	Class I Shares (FLIAX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, if any, and other information about the Fund online at www.firstsentierfunds.com. You can also get this information at no cost by calling (866) 811-6468 (toll free) or (312) 557-3182, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund.

The Fund’s Prospectus and Statement of Additional Information, each dated February 28, 2026, as supplemented from time to time, are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.

Investment Objective

The First Sentier American Listed Infrastructure Fund (the “American Listed Fund” or “Fund”) seeks to achieve growth of capital and inflation protected income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder Fees (Fees paid directly from your investment)
Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I Shares
Management Fee	0.75%
Distribution (Rule 12b-1) Fees	None
Other Expenses	7.18%
Shareholder Servicing Plan Fee(1)	0.00%
Total Annual Fund Operating Expenses	7.93%
Fee Waivers and Expense Reimbursements(2)	-7.18%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.75%

(1)

The American Listed Fund may accrue up to 0.10% in “Shareholder Servicing Plan Fee” of the average daily net assets of the Fund’s shares; however, the Fund’s accrual is currently set at 0.00% through at least May 20, 2027, and any accrual increase must first be approved by the Board of Trustees (the “Board”).

(2)

First Sentier Investors (US) LLC (the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive Management Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and any other class-specific expenses, such as shareholder servicing plan fees) exceed 0.75% of the average daily net assets of the Fund through May 20, 2027. Amounts waived or reimbursed in a particular contractual period may be recouped by the Adviser for 36 months following the waiver or reimbursement however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement. This agreement may only be terminated earlier by the Fund’s Board of Trustees (the “Board”) or upon termination of the Investment Management Agreement.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-year period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class I Shares	$77	$1,682	$3,195	$6,605

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance.

The First Sentier American Listed Infrastructure Fund, a series of Advisors Series Trust, was the predecessor to the Fund (the “American Listed Predecessor Fund”). During its fiscal year ended October 31, 2025, the American Listed Predecessor Fund’s portfolio turnover rate was 74.81% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the American Listed Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly traded equity securities of infrastructure companies listed on a U.S. stock exchange. The Fund defines infrastructure companies as those companies that derive at least 65% of their operating earnings from the ownership or operation of infrastructure assets. The Fund defines infrastructure assets as the physical structures, networks and systems of transportation, energy, water, waste, and communication. The Fund typically invests in companies that can adjust the fees they charge customers and counterparties in line with inflation, in accordance with contractual terms or regulation, or through renegotiation due to the essential nature and pricing power of infrastructure assets. The assets held by these companies typically offer high barriers to entry, pricing power, predictable cash flows and structural growth. The Fund may invest up to 20% of its net assets in publicly traded securities of infrastructure companies whose primary operations or principal trading market is in a foreign market, and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements, i.e., foreign securities. The Fund considers an issuer’s “primary operations” to be in a foreign market if the issuer (i) is organized under the laws of that country, or (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within that country. The Fund may invest up to 20% of its net assets in American Depositary Receipts (“ADRs”).

The American Listed Fund seeks to invest in the securities of companies which have high barriers to entry, strong pricing power, sustainable growth and predictable cash flows. The majority of infrastructure securities in which the Fund typically invests are within the following Global Industry Classification Standard (“GICS”) sectors:

1)	oil and gas storage and transportation;
2)	airport services;
3)	highways and rail tracks;
4)	marine ports and services;
5)	multi/electric/gas/water utilities; and
6)	specialty REITs.

Equity securities in which the Fund may invest include, but are not limited to, common and preferred stock of companies of any size market capitalizations. The American Listed Fund may also invest in stapled securities to gain exposure to infrastructure companies in Australia. A stapled security is a security that is comprised of two parts that cannot be separated from one another, a unit in a trust related to the company and a share of a company. The Fund may also invest in initial public offerings (“IPOs”).

All REITs that the American Listed Fund may invest in must meet the Fund’s definition of an infrastructure company. As a fundamental policy, the Fund will invest more than 25% of its net assets in the securities issued by companies operating in the infrastructure industry.

The American Listed Fund’s investment strategy is based on active, bottom-up stock selection which seeks to identify mispricing. The strategy seeks to minimize risk through on-the-ground research, a focus on quality, and sensible portfolio construction. Securities within the Fund’s wider investment universe are screened for infrastructure characteristics, analyzed and then ranked by value and quality. The portfolio is then constructed by the portfolio managers, based primarily on these rankings. Sector risks are also monitored as a risk management overlay which aims to ensure appropriate portfolio diversification along sector lines.

The portfolio managers may choose to sell securities when they observe a security moving to a lower position within the portfolio managers’ value and quality ranking system. This can occur through, among other things:

●	A rise in a company’s share price, leading to decreased upside potential and a lower value ranking

●	A downgrade in a company’s discounted cash flow valuation, leading to lower value ranking

●	A downgrade of a company’s quality score, leading to a lower quality ranking.

Peer review of the security selection process ensures the team is not locked into high conviction buys or sells but rather identifies market inefficiency and sells/buys the security before the opportunity has closed.

The American Listed Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund. Investing in fewer issuers makes a fund more susceptible to financial, economic or market events impacting such issuers and may cause the Fund’s share price to be more volatile than the share price of a diversified fund.

Principal Risks

By itself, the Fund is not a complete, balanced investment plan. The Fund cannot guarantee that it will achieve its investment objectives. Losing all or a portion of your investment is a risk of investing in the Fund. The following risks are considered principal and could affect the value of your investment in the Fund:

Infrastructure Companies Risk. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk.

In particular, the operations of infrastructure projects are exposed to unplanned interruptions caused by significant catastrophic events, such as pandemics, cyclones, earthquakes, landslides, floods, explosion, fire, terrorist attack, major plant breakdown, pipeline or electricity line rupture or other disasters. Operational disruption, as well as supply disruption, could adversely impact the cash flows available from these assets.

Further, national and local environmental laws and regulations affect the operations of infrastructure projects. Standards are set by these laws, and regulations are imposed regarding certain aspects of health and environmental quality, and they provide for penalties and other liabilities for the violation of such standards, and establish, in certain circumstances, obligations to remediate and rehabilitate current and former facilities and locations where operations are, or were, conducted. These laws and regulations may have a detrimental impact on the financial performance of infrastructure projects.

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Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Deregulation, however, may subject utility companies to greater competition and may reduce their profitability. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.

Industrials Sector Risk. Companies in the industrials sector may be adversely affected by, among other things, supply and demand for raw materials and for products and services. In addition, government regulation, world events, exchange rates and economic conditions, technological developments and product obsolescence, fuel prices, labor agreements, insurance costs, and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

Concentration Risk. Since the securities of companies in the same industry or group of industries will comprise a significant portion of the Fund’s portfolio, the Fund will be more significantly impacted by adverse developments in such industries than a fund that invests in a wider variety of industries.

Management Risk. The American Listed Fund is subject to management risk as an actively managed portfolio. First Sentier Investors (Australia) IM Ltd (the “Sub-Adviser”) will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Sub-Adviser may be incorrect in its assessment of a stock’s appreciation potential.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; market instability; financial system instability; debt crises and downgrades; embargoes; tariffs; sanctions and other trade barriers; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Equity Securities Risk. Equity securities may fluctuate in value, sometimes rapidly and unpredictably, more than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the Fund’s investments fall, the value of your investment in the Fund will go down.

Depositary Receipt Risk. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. In addition, investments in ADRs may be less liquid than the underlying shares in their primary trading market.

Foreign Securities Risk. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, wars, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Changes in currency rates and exchange control regulations, and the imposition of sanctions, confiscations, trade restrictions, and other government restrictions by the United States and/or other governments may adversely affect the value of the Fund’s investments in foreign securities. In addition, issuers of foreign securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards.

Stapled Securities Risk. A stapled security is comprised of two different securities—a unit in a trust related to the company and a share of a company—that are “stapled” together and treated as a unit at all times, including for transfer or trading. The characteristics and value of a stapled security are influenced by both underlying securities. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

Real Estate Investment Trusts Risk. The value of real estate investment trusts and similar REIT-like entities (“REITs”) may be affected by the condition of the economy as a whole and changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, property taxes, interest rates, liquidity of the credit markets and the real estate regulatory environment. REITs that concentrate their holdings in specific businesses, such as apartments, offices or retail space, will be affected by conditions affecting those businesses.

Initial Public Offering Risk. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Small- and Medium-Sized Companies Risk. Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

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Non-Diversification Risk. To the extent that the Fund invests its assets in fewer securities, the Fund is subject to a greater risk of loss if any of those securities become permanently impaired than a fund that invests more widely.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The American Listed Predecessor Fund reorganized into the Fund on November 3, 2025 following shareholder approval. The Fund commenced operations as of this date and assumed the financial and performance history of the American Listed Predecessor Fund. The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund performance shown below is the performance of the American Listed Predecessor Fund until November 3, 2025, after which performance shown is that of the Fund. The American Listed Predecessor Fund was managed using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for other share classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.firstsentierfunds.com or by calling the Fund toll-free at 1-888-898-5040.

Annual Total Returns For years ended December 31

During the period of time shown in the bar chart, the highest return for a calendar quarter was 15.00% (December 31, 2021) and the lowest return for a calendar quarter was -9.57% (June 30, 2022).

Average Annual Total Returns For periods ended December 31, 2025

Class I Shares	1 Year	5 Year	Since Inception 12/29/2020
Return Before Taxes	9.30%	7.96%	8.31%
Return After Taxes on Distributions	6.88%	5.35%	5.70%
Return After Taxes on Distributions and Sale of Fund Shares	6.93%	5.49%	5.78%
S&P 500 Total Return (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.59%
FTSE USA Core Infrastructure Capped Index, Net Total Returns (reflects no deduction for fees, expenses, or taxes)	6.78%	6.52%	6.91%

Management of the Fund

Investment Adviser

First Sentier Investors (US) LLC is the Fund’s investment adviser (“Adviser”).

Investment Sub-Adviser

First Sentier Investors (Australia) IM Ltd is the Fund’s investment sub-adviser.

Portfolio Manager

Andrew Greenup*
Senior Portfolio Manager
Length of Service: Since 2025 (inception)

Jessica Jouning*
Assistant Portfolio Manager
Length of Service: Since 2025 (inception)

*	Each Portfolio Manager served as portfolio manager of the American Listed Predecessor Fund, which reorganized into the Fund on November 3, 2025.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange opens for regular trading). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by writing to us at:

Standard
First Sentier Investors Funds
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766

Overnight
First Sentier Investors Funds
c/o The Northern Trust Company
333 S Wabash,
Attn: Funds Center Floor 38
Chicago, IL 60604

or by calling us at 866-811-6468 (toll free) or 312-557-3182.

Purchase Minimums

Minimum Initial Investment:

Class I Shares - $1,000,000

Minimum Additional Investment: No Minimum

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The Fund reserves the right to modify or waive purchase and investment minimums, without prior notice, or to waive minimum investment amounts in certain circumstances in its discretion. For example, the minimums listed above may be waived or lowered for investors who are customers of certain financial intermediaries that hold the Fund’s shares in certain omnibus accounts, (ii) current and former Trustees of the Trust; and (iii) officers, directors and employees of the Trust, the Adviser and the Adviser’s affiliates, in each case at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as an IRA or 401(k) plan. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

Shareholders may be required to pay a commission directly to their broker or other financial intermediary when buying or selling shares of the Fund. Shareholders and potential investors may wish to contact their broker or other financial intermediary for information regarding applicable commissions, transaction fees or other charges associated with transactions in shares of the Fund.

In addition, brokers, dealers, banks, trust companies and other financial intermediaries may receive compensation from the Fund and/or its related companies for providing a variety of services, which may include recordkeeping, transaction processing for shareholders’ accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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